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                                                                       CONFORMED

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report:    August 15, 1996
Date of earliest
  event reported:  June 20, 1996


                               Cambrex Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Delaware                             1-10638                              22-2476135
         ----------------                    -----------------                     ------------------
 (State or other jurisdiction of          (Commission File Number)                   (IRS Employer
          incorporation)                                                          Identification No.)


One Meadowlands Plaza
East Rutherford, New Jersey                                            07073
- ---------------------------                                            -----
(Address of principal executive offices)                            (Zip Code)

                                 (201) 804-3000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

                                      None
              ----------------------------------------------------
             (Former name or address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On June 20, 1996, the Board of Directors of Cambrex Corporation. (the "Company") approved a three-for-two split of the Company's Common Stock, $.10 par value (the "Common Stock"), in the form of a 50% stock dividend. On July 24, 1996, the stock split was effected by the distribution to stockholders of record as of the close of business on July 8, 1996 (the "record date") of one additional share of Common Stock for each two shares issued and outstanding as of the close of business on the record date.

         In connection with the stock slit and pursuant to the anti-dilution provisions of the Rights Agreement, dated as of June 5, 1996 between the Company and American Stock Transfer & Trust Company, as Rights Agent (the "Rights Agreement"), on June 20, 1996 the Board of Directors approved a 50% increase in the number of Rights to Purchase Series E Junior Participating Cumulative Preferred Stock (the "Rights") outstanding under the Rights Agreement and a one-third decrease in the Purchase Price (as defined in the Rights Agreement) from $174 to $116 for each one one-hundredth of a share of Series E Junior Participating Cumulative Preferred Stock purchasable upon exercise of each Right outstanding. In addition, in connection with the stock split, pursuant to the anti-dilution provisions of the Company's option plans, the Board of Directors increased the number of shares reserved for issuance upon exercise of options granted under such plans by 50% and increased the number of shares each outstanding option granted pursuant to such plans may be exercised for by 50%. The Board of Directors also reduced the exercise price per share with respect to each such option outstanding as of the close of business on July 24, 1996 under each such plan by one-third.

ITEM 7.  EXHIBITS

                  1. Rights Agreement between the Company and American Stock Transfer & Trust Company, Rights Agent, dated as of June 5, 1996 (incorporated herein by reference to Exhibit 1 to the Company's Form 8-A, filed with the Commission on June 12, 1996).

                  2.  Press Release issued by the Company on June 20, 1996.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CAMBREX CORPORATION
                                        (Registrant)



                                        By /s/ Peter Tracey
                                           -----------------------------
                                           Peter Tracey
                                           Vice President
                                           (On behalf of the Registrant and
                                           as the Registrant's Principal
                                           Financial Officer



DATE:  August 15, 1996




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                                 EXHIBIT INDEX

Exhibit No.                              Description

         1. Rights Agreement between the Registrant and American Stock Transfer & Trust Company, Rights Agent, dated as of June 5, 1996 (incorporated herein by reference to Exhibit 1 to the Company's Form 8-A filed with the Commission on June 12, 1996).

         2.  Press Release issued by the Company on June 20, 1996.




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